                                                                       EXHIBIT 1

                                                              TH&T DRAFT 6/26/96
                                                              ------------------



                               3,500,000 Shares

                             THE LEAP GROUP, INC.

                         Common Stock, $.01 par value


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                   July __, 1996


DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
As Representatives of the several Underwriters
c/o Dean Witter Reynolds Inc.
2 World Trade Center
65th Floor
New York, New York  10048

Dear Sirs:

          1. Introductory. The Leap Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, pursuant to the terms of this Agreement, to the several Underwriters named in Schedule A hereto (the "Underwriters", which term also shall include any underwriter substituted as hereinafter provided in Section 11) an aggregate of 3,500,000 shares of common stock, $.01 par value (the "Common Stock"), of the Company. The aggregate of 3,500,000 shares so proposed to be sold are hereinafter referred to as the "Firm Stock". The selling shareholders named in Schedule B hereto (the "Selling Shareholders") also propose to sell severally to the Underwriters, on a pro rata basis, at the option of the Underwriters, an aggregate of not more than 525,000 additional shares of Common Stock as provided in Section 3 of this Agreement. The aggregate of 525,000 shares so proposed to be sold is herein called the "Optional Stock". The Firm Stock and the Optional Stock are collectively referred to herein as the "Stock". Dean Witter Reynolds Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives".
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                                      -2-


          Before the purchase and public offering of the Stock by the several Underwriters, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Stock will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

          2. (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters, as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date"), that:

               (i) A registration statement on Form S-1 (File No. 333-05051) with respect to the Stock, a copy of which has heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the published rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act, has been filed with the Commission under the Act and was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T; and the Company has so prepared and proposes so to file prior to the effective date of such registration statement an amendment to such registration statement including the final form of prospectus (which may omit such information as permitted by Rule 430A of the Rules and Regulations). Such registration statement as amended and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) or Rule 434 of the Rules and Regulations) are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company elects to rely on Rule 434 under the Rules and Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Rules and Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration
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                                      -3-

     Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-05051) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act.

               (ii) When the Registration Statement becomes effective and as of the Representation Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations. At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement becomes effective and as of the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Date (as hereinafter defined), will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, or by any Selling Shareholder, specifically for use in the preparation thereof.

               (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations (indirect, direct or contingent) or entered into any oral or written agreements or other transactions not in the ordinary course of business that, singly or in the aggregate, could reasonably be expected to be material to the Company and its subsidiaries considered as a whole or that could reasonably be expected to result in a material reduction in the earnings of the Company and its subsidiaries considered as a whole, (B) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or properties from strike, fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that, singly or in the aggregate, could reasonably be expected to be material to the Company and its subsidiaries considered as a whole, (C) there has been no material change in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (D) there has not been any material adverse change, nor any development that could, singly or in the aggregate, result in a material adverse change in the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.
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                                      -4-

               (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement, fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" fairly presents, on the basis stated in the Registration Statement, the information set forth therein.

               (v) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

               (vi) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with corporate power and authority to own, lease and operate their properties and to conduct their businesses as described in the Registration Statement and Prospectus; the Company is and each of its subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate or order which, singly or in the aggregate, if the subject of an unfavorable decision, would result in a materially adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries considered as a whole; and the Company and each of such subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified, singly or in the aggregate, would not have a material adverse effect on the financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

               (vii) The Company has authorized, issued and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus); the issued and outstanding shares of Common Stock (including the outstanding shares of the
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                                      -5-

     Stock) of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been approved for listing on the Nasdaq National Market; the stockholders of the Company have no preemptive rights with respect to any shares of capital stock of the Company and all outstanding shares of capital stock of each corporate subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another subsidiary of the Company free and clear of any liens, encumbrances, equities or claims.

               (viii) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the Pricing Agreement, will be duly and validly issued and fully paid and nonassessable and will conform to the description thereof in the Prospectus.

               (ix) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is the subject, that are required to be disclosed in the Registration Statement (other than as described therein), or which, if determined adversely to the Company or any subsidiary, would individually or in the aggregate result in a material adverse change in the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole or which might materially and adversely affect the consummation of this Agreement; and to the best of the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (x) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in breach or violation of any of the terms or provisions of or in default under (A) any statute, rule or regulation applicable to the Company or any of its subsidiaries, except where the failure to comply would not, singly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, (B) any indenture, contract, lease, mortgage, deed of trust, note or other agreement or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or such subsidiary is a party or by which it may be bound, (C) its certificate of incorporation, by-laws or other organizational documents, and (D) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries. The performance of this Agreement and the consummation of the transactions herein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under (W) any statute, rule or regulation applicable to the Company or any of its subsidiaries, (X) any indenture, contract, mortgage, lease, deed of trust, note or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, (Y) the Company's or any such subsidiary's certificate of
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                                      -6-

     incorporation, by-laws or other organizational documents, or (Z) any order, decree, judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties.

               (xi) No labor dispute with the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole.

               (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Stock by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, including, without limitation, the use of the proceeds from the sale of the Stock to be sold by the Company in the manner contemplated in the Prospectus under the caption "Use of Proceeds," except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Act or the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

               (xiii) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

               (xiv) The Company and its subsidiaries own or have the legal or contractual right to use all trademarks, trademark registrations, service marks, service mark registrations, trade names and copyrights described in the Prospectus as being owned, licensed or used by the Company or any of its subsidiaries or that are material to the conduct of their respective businesses as described in the Prospectus (collectively, "Intellectual Property") and except as described in the Prospectus, neither the Company nor any of its subsidiaries is aware of any claim (or of any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company or any of its subsidiaries with respect to any such Intellectual Property or to the validity or scope of any such Intellectual Property and neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party of any such Intellectual Property, which claims or challenges, if adversely determined, could, singly or in the aggregate, have a material adverse effect on the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole. The Company has a good faith belief in the distinctiveness and enforceability of all trademarks, service marks and trade names comprising the Intellectual Property owned by the Company.

               (xv) The Company and each of its subsidiaries have such certificates, permits, licenses, franchises, consents, approvals, authorizations and clearances as are necessary to own, lease or operate their respective properties and to conduct their
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                                      -7-

     respective businesses in the manner described in the Prospectus ("Licenses") and all such Licenses are valid and in full force and effect, except where failure to possess any such License, singly or in the aggregate, would not result in a material adverse change in the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole. The Company and each of its subsidiaries are in compliance in all material respects with their respective obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time or both would allow, revocation, suspension or termination of any such License or a material violation of any such laws or regulations. No such License contains a burdensome restriction on the Company or any of its subsidiaries that is not adequately disclosed in the Registration Statement and the Prospectus.

               (xvi) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               (xvii) The Company and its subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim or encumbrance of any kind that may materially interfere with the use of such properties or the conduct of the business of the Company and its subsidiaries considered as a whole, except as disclosed in the Registration Statement and the Prospectus; and all material properties held under lease or sublease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases or subleases.

               (xviii) The Company and its subsidiaries maintain accurate books and records reflecting their respective assets and maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed with management's authorization, (B) transactions are recorded as necessary to permit preparation of financial statements and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's authorization and (D) the reported accountability of assets is compared with existing assets at reasonable intervals.

               (xix) The Company has complied, and will continue to comply, with all provisions of Section 517.075 of the Florida Statutes (Chapter 92-198, Laws of Florida) and the rules thereunder.

               (xx) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by or on behalf of companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

               (xxi) The properties, assets and operations of the Company and its subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public

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     and worker health and safety and to the protection and clean-up of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"), except to the extent that failure to comply could not, singly or in the aggregate, have a material adverse effect on the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance in all material respects with applicable Environmental Laws. Neither the Company nor any of its subsidiaries is the subject of any federal, state, local or foreign investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim), nor entered into any negotiations or agreements, with any third party relating to any liability or remedial action or potential liability or remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets, or operations, in connection with any such Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

               (xxii) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns or extensions required to be filed, such returns are complete and accurate in all material respects, and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no tax deficiency asserted and, to the best knowledge of the Company, no tax deficiency might be asserted or threatened against the Company or any of its subsidiaries that could, singly or in the aggregate, have a material adverse effect on the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole.

               (xxiii) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any of its subsidiaries are eligible to participate is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended. Neither the Company nor any of its subsidiaries has any liability under Title IV of ERISA, nor does the Company or any of its subsidiaries expect that any such liability will be incurred, that could singly or in the aggregate, have a material adverse effect on the financial condition, business, prospects or results of operations of the Company and its subsidiaries considered as a whole.

               (xxiv) No transaction has occurred between or among the Company, its subsidiaries and any of their respective officers, directors or affiliates or, to the best of the Company's knowledge, any affiliate of any such officer or director, that is required to be described in the Registration Statement that is not so described.

               (xxv) There are no contracts, agreements or understandings between the Company or its subsidiaries and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (xxvi) There are no statutes, regulations, contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required. The contracts so described in the Registration Statement and the Prospectus are in full force and effect and neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any other party is in breach of or default under any such contracts.

               (xxvii) The Company has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock and the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Stock other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules or Regulations.

               (xxviii) Neither the Company nor any of its subsidiaries has, at any time during the last five years, (A) made any unlawful contributions to any candidate for foreign office or failed to disclose fully any contributions in violation of law or (B) made any payment to any federal, state or local governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

               (xxix) Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder's fee or any other fee, commission or similar payment in connection with the Stock to be sold by the Company.

     (b) Any certificate signed by an officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

     (c) Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

               (i) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Pricing Agreement and the custody agreement and power of attorney (the "Custody Agreement"). Such Selling Shareholder has duly executed and delivered this Agreement and the Pricing Agreement. The Custody Agreement has been duly executed and delivered on behalf of each Selling Shareholder and the Custody Agreement constitutes the valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms.

               (ii) Such Selling Shareholder has full right, power and authority to sell, transfer, assign and deliver the Stock being sold by such Selling Shareholder hereunder. Immediately prior to the delivery of the shares of Stock being sold by such Selling Shareholder, such Selling Shareholder was the sole registered owner of such shares of Stock and had good and valid title to such shares of Stock, free and clear of all adverse claims as defined in Section 8-302 of the Uniform Commercial Code and, upon registration of such shares of Stock in the names of the Underwriters or their nominees, assuming that such purchasers purchased such shares of Stock in good faith without notice of any adverse claims as defined in
     Section 8-302 of the Uniform Commercial Code, such purchasers will have acquired all the rights of such Selling Shareholder in such shares of Stock free of any adverse claim, any lien in favor of the Company or restrictions on transfer imposed by the Company.

               (iii) The performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not, with the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, rule or regulation applicable to such Selling Shareholder (assuming the registration of the Stock under the Act and due qualification of the Stock for public offering under state securities or Blue Sky laws), or any indenture, mortgage, deed of trust, note or other agreement or instrument to which such Selling Shareholder is a party or by which it is bound, or any judgment, order or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties.

               (iv) For a period of 180 days after the effective date of the Registration Statement, without the prior written consent of Dean Witter Reynolds Inc., such Selling Shareholder will not offer to sell, contract to sell, sell, distribute, grant any option to purchase, pledge, hypothecate or otherwise dispose of or enter into any agreement to sell, directly or indirectly, any shares of Common Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, except for (A) the Stock being sold hereunder, (B) the exercise of outstanding options granted by the Company or pursuant to any options granted or to be granted pursuant to any employee or non-employee director stock option plans (but not the sale, distribution, pledge, hypothecation or other disposition of shares of Common Stock received upon exercise of any such option), or (C) transfers pursuant to bona fide gifts, provided that each transferee pursuant to this clause (C) delivers to Dean Witter Reynolds Inc., prior to such transfer, a written agreement pursuant to which such transferee agrees to be bound by the terms of the agreement entered into by the transferor as if a signatory thereto.

               (v) Such Selling Shareholder has duly executed and delivered the Custody Agreement (A) appointing R. Steven Lutterbach, Peter Vezmar, Matthew S. Brown and Marguerite M. Elias and each of them, as attorney-in-fact (the "Attorneys-in-fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the shares of Stock to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement, and (B) appointing the Company, as Custodian, to hold in custody for delivery under this Agreement certificates for the shares of Stock to be sold by such Selling Shareholder hereunder.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except such as may be required by the NASD or under the Act or the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

               (vii) Such Selling Shareholder has not (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (viii) All information furnished or to be furnished to the Company by or on behalf of such Selling Shareholder for use in connection with the preparation of the Registration Statement and the Prospectus, insofar as it relates to such Selling Shareholder, is or will be true and correct in all respects and, with respect to the Registration Statement, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, with respect to the Prospectus, does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ix) Nothing has come to such Selling Shareholder's attention that has caused such Selling Shareholder to believe that (A) at the time the Registration Statement becomes effective and at the Representation Date, it will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, at the time the Registration Statement becomes effective and as of the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Date, the Prospectus will include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations, warranties and agreements in this subsection (ix) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof.

               (x) Any transfer taxes which are required to be paid in connection with the sale and delivery of the Stock to the Underwriters hereunder have been paid and all laws imposing such taxes have been fully complied with.

     Each Selling Shareholder agrees that the shares of Stock represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters, the other Selling Shareholders and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable; that the obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any such Selling Shareholders, or any other event, that if any of such Selling Shareholders should die or become incapacitated or any other event occur, before the delivery of the Stock hereunder, certificates for the Stock to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Custody Agreement shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity or other event.

     Each Selling Shareholder further agrees that neither such Selling Shareholder nor any of its affiliates will (a) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of any of the shares of the Stock, (b) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Stock or (c) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

     3. Purchase by, and Sale and Delivery to, Underwriters; Closing Date. On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters the Firm Stock, and subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company, at the price per share set forth in the Pricing Agreement, the number of shares of Firm Stock set forth opposite their names in Schedule A (except as otherwise provided in the Pricing Agreement), subject to adjustment in accordance with Section 11 hereof.

     If the Company has elected not to rely upon Rule 430A under the Rules and Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Firm Stock each have been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

     If the Company has elected to rely upon Rule 430A under the Rules and Regulations, the purchase price per share to be paid by the several Underwriters for the Firm Stock shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement between the Representatives and the Company. The initial public offering price per share of the Firm Stock shall be a fixed price to be determined by agreement between the Representatives and the Company. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representatives.

     The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the business day preceding the Closing Date or, if no such direction is received, in the names of the respective Underwriters in the amount set forth opposite each Underwriter's name on Schedule A hereto), against payment of the purchase price therefor by wire transfer of immediately available funds, payable to the order of the Company, all at the offices of Katten Muchin & Zavis. The time and date of delivery and closing shall be at 10:00 A.M., on the third/1/ full business day after the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the third/1/ full business day after execution of the Pricing Agreement); provided, however, that such date and time may be accelerated or extended by agreement between the Company and the Representatives or postponed pursuant to the provisions of Section 12 hereof. The time and date

- ---------------------
1     If priced after 4:30 New York Time, change to fourth business day.

of such payment and delivery are herein referred to as the "Closing Date". The Company shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 3:00 P.M., New York Time, on the business day preceding the Closing Date.

     In addition, for the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, each Selling Shareholder hereby grants the Underwriters an option to purchase, severally and not jointly, up to the number of shares of the Optional Stock set forth opposite the name of such Selling Shareholder in Schedule B hereto. The purchase price per share to be paid for the Optional Stock shall be the same price per share as for the Firm Stock, less the amount of any dividend declared by the Company and payable on any Optional Stock and as to which the record date has occurred after the date of the Pricing Agreement. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time not more than 30 days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Selling Shareholders.

     The option granted hereby may be exercised by the Representatives on behalf of the Underwriters by giving written notice to the Selling Shareholders setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Such date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date) is herein called the "Option Closing Date" and shall not be later than [two] business days after written notice is given. All purchases of Optional Stock from the Selling Shareholders shall be made on a pro rata basis. Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Representatives to eliminate odd lots). Upon exercise of the option by the Representatives, each of the Selling Shareholders agrees to sell to the Underwriters the number of shares of Optional Stock to be purchased from such Selling Shareholder as set forth in the written notice of exercise and the Underwriters agree, severally and not jointly, subject to the terms and conditions herein set forth, to purchase such shares of Optional Stock.

     The Selling Shareholders will deliver the Optional Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Selling Shareholders given at or prior to 12:00 Noon, New York Time, on the business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters), against payment of the purchase price therefor by wire transfer of immediately available funds, payable to the order of the Company as custodian for the Selling Shareholders, all at the offices of Katten Muchin & Zavis. The Selling Shareholders shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters not later than 3:00 P.M., New York Time, on the business day preceding the Option Closing Date.

     It is understood that Dean Witter Reynolds Inc. or Donaldson, Lufkin & Jenrette Securities Corporation, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or to the Selling Shareholders on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Dean Witter Reynolds Inc. or Donaldson, Lufkin & Jenrette Securities Corporation shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     After the Registration Statement becomes effective, the several Underwriters propose to make an initial public offering of the Stock at the initial public offering price. The Representatives shall promptly advise the Company and the Selling Shareholders of the making of the initial public offering.

     4. Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement to become effective under the Act, will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. If the Company elects to rely on Rule 434 under the Rules and Regulations, the Company will prepare a "term sheet" that complies with the requirements of Rule 434 under the Rules and Regulations. If the Company elects not to rely on Rule 434, the Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and if required file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the Rules and Regulations by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement. Any copies of the Registration Statement and the Prospectus furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If the Company elects to rely on Rule 434, the Company will provide the Underwriters with the copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the 434 Prospectus in accordance with Rule 424(b) of the Rules and Regulations by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement.

     (b) The Company will advise the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information, and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filings thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Act and the Rules and Regulations.

     (c) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424 of the Rules and Regulations or any term sheet prepared in reliance on Rule 434 of the Rules and Regulations) which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

     (d) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Act any event relating to or affecting the Company or any of its subsidiaries occurs or has occurred as a result of which the Prospectus would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus (in form and substance reasonably satisfactory to counsel to the Underwriters) which will correct such statement or omission; and, in case any Underwriter is required to deliver a prospectus relating to the Stock nine months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

     (e) The Company will deliver to the Representatives, at or before the Closing Date, signed copies of the Registration Statement and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

     (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Act) which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Act, covering a period of at least twelve months beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

     (g) The Company will cooperate with the Representatives to enable the Stock to be qualified for sale under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such information as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock.

     (h) The Company will furnish to its shareholders annual reports containing financial statements certified by independent public accountants. During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, copies of each annual report of the Company and each other report furnished by the Company to its shareholders; and will deliver to the Representatives, as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its security holders as such, and as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the NASD. Such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (i) The Company will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by Nasdaq National Market.

     (j) The Company will use the net proceeds received by it from the sale of the Stock in the manner specified in the Prospectus under "Use of Proceeds".

     (k) The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

     (l) During a period of 180 days from the date of the Pricing Agreement, the Company will not, without prior written consent of Dean Witter Reynolds Inc., directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or enter into any agreement to sell, any Common Stock or any security convertible into Common Stock (except for Common Stock or options for Common Stock issued pursuant to reservations, agreements or employee benefit plans disclosed in the Registration Statement) or file any registration statement under the Act with respect to any of the foregoing (except for a registration statement on Form S-8 covering Common Stock or options for Common Stock issued pursuant to reservations, agreements or employee benefit plans disclosed in the Registration Statement; provided, however, that any such registration statement shall be filed no earlier than 90 days after the effective date of the Registration Statement).

     (m) At the time this Agreement is executed, the Company shall have furnished to the Representatives a letter from each officer and director of the Company and shareholder of the Company addressed to the Representatives, in which each such person agrees that, during a period of 180 days from the effective date of the Registration Statement, such person will not, without the prior written consent of Dean Witter Reynolds Inc., directly or indirectly, (i) sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any shares of Common Stock beneficially owned by such person or any securities convertible into or exchangeable or exercisable for such Common Stock, whether now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, except for
(A) transfers by bona fide gift, provided that the transferee, prior to such transfer, delivers to Dean Witter Reynolds Inc. an agreement pursuant to which such transferee agrees to be bound by the terms of the letter agreement as if a signatory thereto and (B) the Stock sold hereunder, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

     5. Payment of Expenses. The Company will pay (directly or by reimbursement) all expenses incident to the performance of the obligations of the Company and of the Selling Shareholders under this Agreement, including but not limited to all expenses and taxes incident to delivery of the Stock to the Representatives, all expenses incident to the registration of the Stock under the Act and the printing of copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any amendments or supplements thereto including any term sheet delivered by the Company pursuant to Rule 434 of the Rules and Regulations, the "Blue Sky" memorandum, the Custody Agreement and this Agreement and furnishing the same to the Underwriters and dealers except as otherwise provided in Sections 4(d) and 4(e), the fees and disbursements of the Company's counsel and accountants, all filing and printing fees and expenses (including the reasonable legal fees and disbursements of counsel for the Underwriters) incurred in connection with qualification of the Stock for sale under the laws of such jurisdictions as the Representatives may designate, all fees and expenses (including the reasonable legal fees and disbursements of counsel for the Underwriters) paid or incurred in connection with filings made with the NASD, the fees and expenses incurred in connection with the listing of the Stock on the Nasdaq National Market, the costs of preparing stock certificates, the costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.

     Each Selling Shareholder will pay (directly or by reimbursement) all fees and expenses incident to the performance of such Selling Shareholder's obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Shareholder, such Selling Shareholder's pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian, and all expenses and taxes incident to the sale and delivery of the Stock to be sold by such Selling Shareholder to the Underwriters hereunder.

     6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each employee, officer, partner, director and agent of the Underwriter, and each person, if any, who controls such Underwriter within the meaning of the Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and reasonable counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other federal or state statute or at common law, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided that the Company shall not be liable with respect to any claims made against any Underwriter or any such employee, officer, partner, director or agent or any such controlling person under this subsection unless such Underwriter or employee, officer, partner, director or agent or controlling person shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim that shall have been served upon such Underwriter or employee, officer, partner, director or agent or controlling person (such notification by an Underwriter shall suffice as notification on behalf of its officers, partners, directors, employees, agents and controlling persons), but failure to notify the Company of any such claim shall not relieve it from any liability which it may have to such Underwriter or employee, officer, partner, director or agent or controlling person otherwise than on account of the indemnity agreement contained in this Section 6(a).

     The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any liability with respect to which indemnity may be sought against the Company, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to such Underwriter or indemnified person, as the case may be. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Underwriter or Underwriters or other indemnified person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter or Underwriters or other indemnified person or persons, and such Underwriter or Underwriters or other indemnified person or persons have been advised by counsel that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel; it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such Underwriters as indemnified persons, which firm shall be designated in writing by Dean Witter Reynolds Inc. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or other indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of such Underwriter and each such other indemnified person or persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The Company agrees that a breach of the preceding sentence shall cause irreparable harm to the Underwriters and that the Underwriters shall be entitled to injunctive relief from any appropriate court ordering specific performance of said provision. This indemnity agreement will be in addition to any liability which the Company might otherwise have. The Company shall not be liable to indemnify any person for any settlement effected without the consent of the Company.

     (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, each employee, officer, partner, director and agent of the Underwriter and each person, if any, who controls such Underwriter within the meaning of the Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and reasonable counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other statute or at common law, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the

Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that such Selling Shareholder shall not be liable with respect to any claims made against any Underwriter or any such employee, officer, partner, director or agent or any such controlling person under this subsection unless such Underwriter or employee, officer, partner, director or agent or controlling person shall have notified such Selling Shareholder in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Underwriter or employee or agent or controlling person (such notification by an Underwriter shall suffice as notification on behalf of its officers, partners, directors, employees, agents or controlling persons), but failure to notify such Selling Shareholder of such claim shall not relieve such Selling Shareholder from any liability which such Selling Shareholder may have to such Underwriter or employee or agent or controlling person otherwise than on account of its indemnity agreement contained in this
Section 6(b); and provided, further, that each Selling Shareholder shall only be liable under this paragraph for that proportion of any such losses, claims, damages, liabilities or expenses which the number of shares of the Stock set forth opposite his name in Schedule B hereto bears to the total number of shares of Stock sold hereunder; provided, however, that in no event shall such liability exceed the net proceeds received by such Selling Shareholder from the sale of Stock hereunder.

     Such Selling Shareholder shall be entitled to participate at his own expense in the defense, or, if he so elects, to assume the defense of any suit brought to enforce any liability with respect to which indemnity may be sought against such Selling Shareholder, but, if such Selling Shareholder elects to assume the defense, such defense shall be conducted by counsel chosen by him and reasonably satisfactory to such Underwriter or indemnified person, as the case may be. In the event that any Selling Shareholder elects to assume the defense of any such suit and retain such counsel, the Underwriter or Underwriters or other indemnified person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) such Selling Shareholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter or Underwriters or other indemnified person or persons and such Selling Shareholder and such Underwriter or Underwriters or other indemnified person or persons have been advised by counsel that one or more legal defenses may be available to it or them which may not be available to such Selling Shareholder, in which case such Selling Shareholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel; it being understood, however, that such Selling Shareholder shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such Underwriters as indemnified persons, which firm shall be designated in writing by Dean Witter Reynolds Inc. This indemnity agreement will be in addition to any liability which such Selling Shareholder might otherwise have.

     (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each person named in the Registration Statement as a prospective director, each of its officers who have signed the Registration Statement, each of its employees, officers, directors and agents and each person, if any, who controls the Company within the meaning of the Act and each Selling Shareholder and each person, if any, who controls a Selling Shareholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other statute or at common law, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against the Company or any person against whom the action is brought unless the Company or such person shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such person, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to the Company or such person otherwise than on account of its indemnity agreement contained in this Section 6(c). Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the Company or such person, as the case may be. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company, said employees, agents, officers, directors, prospective directors and any other Underwriter or Underwriters or employee or employees or agent or agents or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively; it being understood, however, that the Underwriters shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for the Company and all such Selling Shareholders as indemnified persons, which firm shall be designated in writing by the Company. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement will be in addition to any liability which such Underwriter might otherwise have. The Underwriters will not, without the prior written consent of the Company and each Selling Shareholder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company or such Selling Shareholder or other indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of the Company or such Selling Shareholder and each such other indemnified person or persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The Underwriters agree that a breach of the preceding sentence shall cause irreparable harm to the Company and the Selling Shareholders and that the Company and the Selling Shareholders shall be entitled to injunctive relief from any appropriate court ordering specific performance of said provision.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party, as incurred, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering
(before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Further, notwithstanding the provisions of this subsection (d), no Selling Shareholder shall be required to contribute any amount that, together with the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, exceeds the limit of such Selling Shareholder's liability prescribed by subsection (b) of this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

     7. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

     8. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof, the Representation Date and the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties made herein by the Company and the Selling Shareholders, to the accuracy of the statements of the Company's officers or directors in any certificate furnished pursuant to the provisions hereof, to compliance at and as of such Closing Date by the Company and the Selling Shareholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Date, and to the following additional conditions:

     (a) The Registration Statement shall become effective not later than 3:00 P.M., New York City time, on the date hereof or, with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M., New York City time on the first business day following the date hereof, or at such later date as may be approved by a majority in interest of the Underwriters, and at such Closing Date (i) no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives, and (ii) there shall not have come to the attention of the Representatives any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Stock, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the

Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Stock and any price related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and before the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

     (b) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter, dated the date of such execution, in form and substance previously approved by the Representatives, and to the effect that:

               (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published Rules and Regulations thereunder.

              (ii) In their opinion, the financial statements and supporting schedule(s) examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations as indicated in their reports thereon, copies of which have been furnished to the Representatives;

             (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated interim financial statements included in the Registration Statement;

              (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company included in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

               (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus;

               (D) As of a specified date not more than three days prior to the date of such letter, there has been any change in the consolidated capital stock of the Company (other than issuances of capital stock upon exercise of options, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in the consolidated long-term debt of the Company and consolidated subsidiaries, any decrease in the consolidated net current assets, net assets or other items specified by the Representatives, or any change in any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (E) For the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (D) there was any decrease in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii), (iv) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     (c) The Representatives shall have received from Arthur Andersen LLP a letter, dated the Closing Date, to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (b) of this Section 8, except that the specified date will be a date not more than three business days prior to the Closing Date.

     (d) The Representatives shall have received from Katten Muchin & Zavis, counsel for the Company, an opinion, dated the Closing Date, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction set forth in a certificate from the Company which specifies all states in which the Company has assets or conducts operations.

               (ii) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the authorized capital stock of the Company (including the Common Stock) conforms as to legal matters to the description thereof in the Prospectus; all outstanding shares of Common Stock (including the Optional Stock) have been duly authorized and validly issued and are fully paid and nonassessable, and the stockholders of the Company have no preemptive rights granted by the Company under its certificate of incorporation or by-laws or any contract known to such counsel with respect to any shares of capital stock of the Company.

               (iii) All of the shares of the Firm Stock to be issued and sold by the Company hereunder have been duly authorized and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement will have been validly issued and will be fully paid and nonassessable.

               (iv) To such counsel's knowledge, there are no legal or governmental proceedings pending other than those set forth under "Business -- Legal Proceedings" in the Prospectus to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is the subject, which are required to be described in the Registration Statement or the Prospectus; and to such counsel's knowledge no such proceedings are threatened by governmental authorities or others.

               (v) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company; and the performance by the Company of this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound, the Company's Certificate of Incorporation or By-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the Pricing Agreement, except such as may be required under the Act or as may be required under the securities or Blue Sky laws of any jurisdiction or by the NASD in connection with the purchase and distribution of the Stock by the Underwriters.

               (vii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

               (viii) The Company has been advised by the NASD that the Common Stock has been approved for listing on the Nasdaq National Market. The Registration Statement on Form 8-A relating to the Common Stock has become effective under the Securities Exchange Act of 1934, as amended.

               (ix) The Registration Statement and the Prospectus (other than the financial statements and supporting schedules and other financial data included therein, as to which no opinions need be rendered), and each amendment or supplement thereto, as of their respective effective or issue dates and as of the Closing Date complied as to form in all material respects with the requirements of the Act and the Rules and Regulations. [The Rule 434 Prospectus conforms to the requirements of Rule 434 in all material respects.]/2/

               (x) Such counsel does not know of any legal or governmental proceedings or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration

- -------------
/2/  Include if the Company will rely on Rule 434.

     Statement or Prospectus which are not described and filed as required, and the descriptions in the Registration Statement and Prospectus of such contracts and other documents are accurate in all material respects and such descriptions fairly present in all material respects the information required to be shown.

               (xi) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xii) The Leap Partnership, Inc., Lilypad Interactive, Inc. [Tanagram] and Tadpole Productions, Inc., subsidiaries of the Company (the "Subsidiaries"), have each been duly incorporated, are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and each of such Subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction set forth in a certificate from the Company which specifies all states in which such Subsidiary has assets or conducts operations.

               (xiii) All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned of record and, to such counsel's knowledge, beneficially, by the Company free and clear of any liens, encumbrances, equities and claims.

          Such counsel shall also state that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein, as to which no view is rendered), at the time it became effective or at the Representation Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included therein, as to which no view is rendered), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it was first provided to the Underwriters for such use) or at the Closing Date, included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) The Representatives shall have received from Katten Muchin & Zavis, counsel for the Selling Shareholders, an opinion dated the Closing Date to the effect that:

               (i) This Agreement and the Pricing Agreement has been duly executed and delivered by or on behalf of each Selling Shareholder. The Custody Agreement has been duly executed and delivered by each Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder in accordance with its terms.

               (ii) Immediately prior to the delivery of the shares of Stock being sold by such Selling Shareholder, such Selling Shareholder was the sole registered owner of such shares of Stock and, upon payment for such shares of Stock, delivery to the Underwriters by such Selling Shareholder of such shares of Stock and registration of such shares of Stock in the names of the Underwriters or their nominees, assuming that such purchasers purchased such shares of Stock in good faith without notice of any adverse claims as defined in Section 8-302 of the Uniform Commercial Code, such purchasers will have acquired all the rights of such Selling Shareholder in such shares of Stock free of any adverse claim, any lien in favor of the Company or restrictions on transfer imposed by the Company.

               (iii) To such counsel's knowledge, the performance of this Agreement, the Pricing Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, rule or regulation applicable to any Selling Shareholder, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which any Selling Shareholder is a party or by which it is bound, or any judgment, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Shareholder or any of its properties.

               (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any of the Selling Shareholders of the transactions contemplated by this Agreement and the Pricing Agreement, except such as may be required under the Act or as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

     (f) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, their opinion or opinions dated the Closing Date with respect to the validity of the Stock, the Registration Statement, the Prospectus and such other related matters as the Representatives may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware and the federal law of the United States, upon opinions of counsel satisfactory to the Representatives. The Company and the Selling Shareholders shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

     (g) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that: (i) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; (ii) subsequent to the respective dates as of which information is given in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions, which in either case are material to the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock or long-term debt of the Company and its subsidiaries considered as a whole; (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before the Closing Date; (iv) the representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Date; and (v) between the execution of this Agreement and the Closing Date, the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole. As used in this Section 8(g), the term "Prospectus" means the Prospectus in the form first used to confirm sales of Stock.

     (h) The Representatives shall have received a certificate or certificates, dated such Closing Date, of each of the Selling Shareholders to the effect that as of the Closing Date its representations and warranties in this Agreement are true and correct as if made on and as of the Closing Date, and that it has performed all its obligations and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     (i) The Company and each of the Selling Shareholders shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by them, as to compliance at and as of the Closing Date by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date, and as to other conditions to the obligations of the Underwriters hereunder.

     (j) The Stock shall have been approved for listing on the Nasdaq National Market.

     (k) In the event the Underwriters exercise the option granted in Section 3(b) hereof to purchase all or any portion of the Optional Shares, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of the Option Closing Date, and you shall have received:

            (i) A letter from Arthur Andersen LLP, in form and substance satisfactory to you and dated the Option Closing Date, substantially the same in scope and substance as the letter furnished to you pursuant to Section 8(b), except that the specified date in the letter furnished pursuant to this
     Section 8(k) shall be a date not more than five days prior to the Option Closing Date.

             (ii) A certificate, dated the Option Closing Date, of the Chief Executive Officer or President and the chief financial or accounting officer of the Company confirming that the certificate delivered at the First Closing Date pursuant to Section 8(g) remains true as of the Option Closing Date.

             (iii) A certificate, dated the Option Closing Date, of the Selling Shareholders confirming that the certificates delivered at the First Closing Date pursuant to Section 8(h) remain true as of the Option Closing Date.

             (iv) The opinion of Katten Muchin & Zavis, counsel for the
     Company, in form and substance satisfactory to counsel for the Underwriters, dated the Option Closing Date, relating to the Optional Stock and otherwise to the same effect as the opinion required by Section 8(d).

             (v) The opinion of Katten Muchin & Zavis, counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, dated the Option Closing Date, to the same effect as the opinion required by Section 8(e).

             (vi) The opinion of Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Optional Stock and otherwise to the same effect as the opinion required by Section 8(f).

     If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date, but the Representatives shall be entitled to waive any of such conditions.

     9. Termination. This Agreement may be terminated by the Representatives by notice to the Company if at or prior to the Closing Date or the Option Closing Date, as the case may be, (i) trading in securities on the New York or American Stock Exchanges shall have been suspended or minimum or maximum prices shall have been established on either such exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) there shall have been any adverse change in the financial markets in the United States, Japan or Europe or any outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States that, in the judgment of the Representatives, makes it impracticable or inadvisable to offer, sell or deliver the Firm Stock or the Optional Stock as applicable, on the terms contemplated by the Prospectus or this Agreement; (iii) there shall have been since the execution of this Agreement or since the respective dates as of which information is given in the Prospectus any material adverse change in the condition (financial or otherwise), or business, prospects or results of operations of the

Company and its subsidiaries considered as a whole; (iv) there shall have been any development involving the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer, sell or deliver the Firm Stock or Option Stock, as applicable, on the terms contemplated by the Prospectus or this Agreement or (v) if there shall be any litigation, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock as applicable on the terms contemplated by the Prospectus or this Agreement. As used in this Section 9, the term "Prospectus" means the Prospectus in the form first used to confirm sales of Stock.

     10. Reimbursement of Underwriters. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by the Representatives under
Section 8, Section 9 or Section 12, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to
Section 6, hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives. In addition, the provisions of Section 6 shall survive any such termination.

     11. Default By Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Firm Stock hereunder on the Closing Date and the aggregate number of shares of Firm Stock which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares which the Underwriters are obligated to purchase at the Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares of Firm Stock which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares of Firm Stock with respect to which such default or defaults occur is more than 10% of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares of Firm Stock by other persons are not made within 48 hours after such default, this Agreement shall terminate.

     If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or part of the shares of Firm Stock of a defaulting Underwriter or Underwriters as provided in this Section 11, (i) the Company shall have the right to postpone the Closing Date for a period of not more than five full business days, in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares of Firm Stock to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

     12. Default By the Company. If the Company shall fail at the Closing Date to sell and deliver the number of shares of Stock which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

     No action taken pursuant to this Section shall relieve the Company so defaulting from liability, if any, in respect of such default.

     13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives c/o Dean Witter Reynolds Inc. at Two World Trade Center, 65th Floor, Corporate Finance, New York, New York 10048, Attn: Samuel H. Wolcott, III, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address provided to the Representatives or, if sent to the Company or any of the Selling Shareholders, shall be mailed, delivered or telegraphed and confirmed c/o The Leap Group, Inc., 22 West Hubbard Street, Chicago, Illinois 60610, Attn: Chief Executive Officer.

     14. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or any Selling Shareholder within the meaning of Section 15 of the Act.

     15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. The Company and the Selling Shareholders hereby consent to personal jurisdiction in the State of New York and voluntarily submit to the jurisdiction of the courts of such state, including the federal district courts located in such state, in any proceeding with respect to this Agreement.

     16. Counterparts. This Agreement may be executed by one or more parties hereto in any number of counterparts each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     17. Authority of the Representatives. In connection with this Agreement, the Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives jointly or by Dean Witter Reynolds Inc., as representatives of the several Underwriters, will be binding on all the Underwriters; and any action taken under this Agreement by the Attorneys-in-fact will be binding on the related Selling Shareholders.

     Any person executing and delivering this Agreement as Attorney-in-fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                              Very truly yours,

                              THE LEAP GROUP, INC.


                              By_______________________________
                              Chief Executive Officer


                              SELLING SHAREHOLDERS:

                              R. Steven Lutterbach
                              Frederick Smith
                              George Gier
                              Joseph A. Sciarotta

                              By_______________________________
                              [Attorney-in-fact]

                              ____________________________
                              [Attorney-in-fact]
                              Acting [on [his] [their] own behalf and] on behalf of the Selling Shareholder[s] listed in Schedule B.

Accepted and delivered,
     as of the date first above written:
DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
     Acting on their own behalf and as
     Representatives of the several Under-
     writers referred to in the foregoing
     Agreement.
BY DEAN WITTER REYNOLDS INC.


By____________________________________
         Authorized Signature

                                   SCHEDULE A

                                                         Number of Shares of
                                                              Stock to be
Name                                                           Purchased
- ----                                                           ---------



Dean Witter Reynolds Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation











Total....................................................       3,500,000


                                   SCHEDULE B

                                               Number of Shares of
Selling Shareholders                            Stock to be Sold
- --------------------                            ----------------
R. Steven Lutterbach                                 131,250
Frederick Smith                                      131,250
George Gier                                          131,250
Joseph A. Sciarotta                                  131,250





Total.......................................         525,000
                                                     =======

                                   EXHIBIT A


                                3,500,000 Shares

                              THE LEAP GROUP, INC.

                          Common Stock, $.01 par value


                               PRICING AGREEMENT
                               -----------------


                                                                          [Date]

DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
As Representatives of the several Underwriters
c/o Dean Witter Reynolds Inc.
2 World Trade Center
65th Floor
New York, New York  10048

Dear Sirs:

          Reference is made to the Underwriting Agreement, dated _____________, 1996 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Dean Witter Reynolds Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "Representatives"), of the above shares of Common Stock, $.01 par value (the "Common Stock"), of The Leap Group, Inc. (the "Company").

          Pursuant to Section 3 of the Underwriting Agreement, the Company agrees with each underwriter as follows:

          1. The initial public offering price per share for the Stock, determined as provided in Section 3, shall be $_______________.

          2. The purchase price per share for the Stock to be paid by the several Underwriters shall be $_______________.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       THE LEAP GROUP, INC.


                                       By:     ___________________________
                                       Title:  Chief Executive Officer

Accepted and delivered,
     as of the date first above written:
DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
     Acting on their own behalf and as
     Representatives of the several
     Underwriters referred to in the
     foregoing Agreement.
By DEAN WITTER REYNOLDS INC.

By____________________________________
     Authorized Signature